UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 19, 2013

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street
Post Office Box 249
Thomasville, Alabama 36784
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Entry into Change in Control Agreement with Thomas S. Elley.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2013, the Board of Directors of United Security Bancshares, Inc. (“USBI”) and USBI’s subsidiary bank, First United Security Bank (“FUSB”; USBI and FUSB are hereinafter collectively referred to as the “Company”), voted on September 23, 2013 to appoint Thomas S. Elley to serve as Vice President, Chief Financial Officer, Principal Account Officer, Treasurer, and Assistant Secretary of USBI and Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary of FUSB.

On November 19, 2013, the Company entered into a Change in Control Agreement with Mr. Elley (the “CIC Agreement”).  The CIC Agreement provides for an eighteen month period following a “change in control” (as defined in the CIC Agreement) during which Mr. Elley will be, upon experiencing a “qualifying termination of employment” (as defined in the CIC Agreement), entitled to a one-time lump sum payment by the Company in an amount equal to two hundred percent (200%) of Mr. Elley’s base salary, in addition to any rights and welfare benefits provided to Mr. Elley under any plans and programs of the Company upon termination of employment.  The CIC Agreement also provides that, during the employment period and for a period of two years following termination of employment, Mr. Elley will be bound by covenants not to compete and not to solicit customers or employees; provided, however, that the non-competition provisions of the CIC Agreement will only apply in the event that, during the eighteen month period following a “change in control,” Mr. Elley’s employment is terminated by the Company for “cause” or by Mr. Elley without “good reason” (as those terms are defined in the CIC Agreement).

The foregoing description of the terms of the CIC Agreement is a summary, does not purport to be a complete description and is qualified in its entirety by reference to the full text of the CIC Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02(e).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit

10.1	Change in Control Agreement dated November 19, 2013, entered into by and between United Security Bancshares, Inc., First United Security Bank and Thomas S. Elley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2013	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer